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                                                                    Exhibit 23.4



          INDEPENDENT  AUDITORS'  CONSENT



To  the  Stockholders  of
Micropower  Generation,  Inc.
Miami,  Florida


     We consent to the incorporation by reference in this Registration Statement of Micropower Generation, Inc. on Form SB-2 of our reports dated October 7, 2002 of Micropower Generation, Inc. for the years ended August 31, 2002 and 2001, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.





/s/  Rotenberg  &  Company,  llp




Rotenberg  &  Co.,  llp
Rochester,  New  York

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